Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
12. Debt

The Group’s debt consisted of the following:

	December 31,
	2014	2015
Long-term debt, current portion	8,506,324	—

Total	$8,506,324	—

The Group entered into a two-year loan agreement with Bank of Communications of China on March 13, 2013 with a borrowing amount of $8.45 million. The loan bears an interest rate of USD 6-month Libor+1.80% (the effective interest rate for 2014 was about 2.2459%) with a maturity date of February 10, 2015. The loan has been repaid in full in February 2015.